UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):  April 29, 2009

ACME PACKET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33041	04-3526641
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

71 Third Avenue

Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(781) 328-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K dated April 29, 2009 (the “Original Form 8-K”) filed by Acme Packet, Inc. (the “Company”) with the Securities and Exchange Commission on April 30, 2009, announcing the completion of its acquisition of Covergence Inc. (“Covergence”), a Delaware corporation. This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of Covergence and to present certain unaudited pro forma financial information in connection with the Company’s business combination with Covergence, which financial statements and unaudited pro forma information are filed as exhibits hereto and are incorporated herein by reference. All of the other Items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Acme Packet Safe Harbor Statement

Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate, among other things, to the Company’s position in the session border control market, its expected financial and operating results, the expectations regarding the acquisition of Covergence, its ability to establish and maintain intellectual property rights, the ability to build and grow the Company, the benefits and advantages of its products, including any enhancements or new features, services and programs, and the Company’s ability to achieve its goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause the Company’s actual results to differ materially from those anticipated. These include, but are not limited to: difficulties in growing its customer base, difficulties leveraging market opportunities, difficulties providing solutions that meet the needs of customers, poor product sales, long sales cycles, difficulty developing new products, difficulty in relationships with vendors and partners, higher risk in international operations, difficulty managing rapid growth, and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Covergence as of December 31, 2008 and 2007 are filed as Exhibit 99.1 to this Current Report of Form 8-K/A and are incorporated by reference herein.

The unaudited condensed consolidated balance sheets of Covergence as of March 31, 2009 and December 31, 2008 and the unaudited condensed consolidated statements of operations and cash flows of Covergence for the three months ended March 31, 2009 and 2008, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report of Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2009 and for the year ended December 31, 2008 giving effect to the acquisition of Covergence, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Covergence Inc. Audited Consolidated Financial Statements for the Years Ended December 31, 2008 and 2007
99.2	Covergence Inc. Unaudited Condensed Consolidated Financial Statements for the Three Months Ended March 31, 2009 and 2008
99.3	Unaudited Pro Forma Condensed Combined Financial Information of Acme Packet, Inc. as of and for the Three Months Ended March 31, 2009 and the Year Ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2009

Acme Packet, Inc.

By:	/s/ Peter J. Minihane
Name: Peter J. Minihane
Title: Chief Financial Officer and Treasurer